EXHIBIT 21.1


               SUBSIDIARIES OF MIDAMERICAN ENERGY HOLDINGS COMPANY

        The information required by this exhibit is incorporated herein by reference to the material appearing under item 1 on pages 1 through 3 of Holdings' Form U-3A-2 filed with the SEC on February 27, 1998.